SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 7, 2003

Date of Report (Date of Earliest Event Reported)

Schering-Plough Corporation

(Exact name of registrant as specified in its charter)

New Jersey	1-6571	22-1918501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 Galloping Hill Road Kenilworth, NJ 07033
(Address of principal executive offices, including Zip Code)
(908) 298-4000
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure

Schering-Plough today issued a press release titled "Schering-Plough In Licensing Agreement With Three Rivers Pharmaceuticals Resolving U.S. Ribavirin Patent Dispute." The press release is attached to this 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this 8-K:

99.1 Press Release Dated February 7, 2003 Titled "Schering-Plough In Licensing Agreement With Three Rivers Pharmaceuticals Resolving U.S. Ribavirin Patent Dispute"

99.2 Q&A On Three Rivers Ribavirin Patent Agreement

Item 9. Regulation FD Disclosure

Schering-Plough expects to receive and answer questions from investors and the media about the matters reported in the press release. Attached as Exhibit 99.2 is a list of anticipated questions and answers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schering-Plough Corporation

By: /s/ Thomas H. Kelly

Thomas H. Kelly

Vice President and Controller

Date: February 7, 2003

Exhibit Index

The following exhibits are filed with this 8-K:

99.1 Press Release Dated February 7, 2003 Titled "Schering-Plough In Licensing Agreement With Three Rivers Pharmaceuticals Resolving U.S. Ribavirin Patent Dispute"

99.2 Q&A On Three Rivers Ribavirin Patent Agreement